The Lincoln National Life Insurance Company:

Lincoln Life Flexible Premium Variable Life Account D

Supplement dated May 1, 2009

To the Product Prospectus for:

Lincoln Emancipator VUL

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Lincoln Life has created and made available to you new Sub-Accounts which purchase shares of the funds listed below.  Those funds are referred to as “underlying funds”.  Please refer to the fund prospectus for comprehensive information on each of the underlying funds.

The following information is added to page one of your product prospectus:

•                  LVIP Delaware Foundation Conservative Allocation Fund:

This fund will not be available until the merger with the Delaware Managed Fund is complete.

•                  LVIP Delaware Managed Fund:

The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP Delaware Managed Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation Conservative Allocation Fund in exchange for shares of the LVIP Delaware Foundation Conservative Allocation Fund. This reorganization is subject to the approval of the LVIP Delaware Managed Fund’s Shareholders. This reorganization is expected to occur in June 2009.